Exhibit 10.7

STRICTLY PRIVATE & CONFIDENTIAL	STRICTEMENT CONFIDENTIEL

Grégoire Ramade 43, Avenue André Morizet 92100 Boulogne Billancourt France 15 September 2020 Dear Grégoire,	Grégoire Ramade 43, Avenue André Morizet 92100 Boulogne Billancourt France 15 Septembre 2020 Grégoire,
Variations in terms and conditions of employment	Modifications du contrat de travail

I write to confirm that Vapotherm Inc., (hereafter the “Company”) is making the following changes to your employment contract (hereafter the “Contract”).  Such changes are to take effect by 01 September 2020.

As we have discussed, the terms and conditions in your current contract of employment will continue to apply with the exception of the following:

•    Responsibilities:  Senior Vice President & Chief Commercial Officer

•    Compensation: your annual gross base salary will increase to €265,000.

•    Variable Compensation: €299,549 at 100% target.

All other terms and conditions of your employment as described under the Contract remain unchanged.

Please return one copy of this letter, duly signed and dated, in order to confirm your agreement to the above mentioned variation to your Contract.

Executed in Paris, in two original counterparts on 15 September 2020,

(Signatures to be preceded by the handwritten formula "Read and approved”)

Je vous écris pour vous confirmer que Vapotherm Inc., (ci-après la « Société ») apporte les modifications suivantes à votre contrat de travail (ci-après le « Contrat »). Ces modifications entreront en vigueur à compter du 1er septembre 2020.

Comme nous en avons discuté, les conditions générales de votre contrat de travail actuelles demeureront applicables à l’exception des points suivants :

•    Fonctions : Vice-président Senior et directeur commercial

•    Rémunération fixe:  votre salaire de base brut annuel sera augmenté à 265,000 euros.

•    Rémunération variable : 299,549 euros à 100% des objectifs atteints.

Toutes les autres conditions générales de votre emploi telles que décrites dans le Contrat demeurent inchangées.

Veuillez renvoyer une copie de cette lettre, dûment signée et datée, afin de confirmer votre accord sur les modifications susmentionnées à votre Contrat.

Fait en deux exemplaires à Paris, le 15 septembre 2020,

(Signatures précédées de la mention manuscrite «Lu et Approuvé»)

Exhibit 10.7

Signed:	Date:	Signe:	Date:
	For and on behalf of Vapotherm, Inc. Joseph Army, CEO	Pour et au nom Vapotherm, Inc. Joseph Army, CEO

Thank you for the above letter, which I have read and understood.		Je vous remercie de la lettre susmentionnée, que j’ai lue et comprise

Signed:	Date:	Signe:	Date:
	Grégoire Ramade		Grégoire Ramade